Name	Ticker Symbol
ERShares US Small Cap	IMPAX

Supplement dated September 23, 2024

to the Funds’ Prospectus and Statement of Additional Information

dated October 28, 2023, and as previously supplemented November 14, 2023, February 13, 2024 and August 16, 2024.

On September 19, 2024, the Board of Trustees of the EntrepreneurShares Series Trust (the “Board”), based upon the recommendation of Capital Impact Advisors, LLC (the “Advisor”), authorized an orderly liquidation of the ERShares US Small Cap (the “Fund”), a series of EntrepreneurShares Series Trust.  After considering all the information presented to the Board by the Advisor, the Board determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders. The Fund will be liquidating on October 25, 2024.

The Advisor informed the Board of its view that the Fund could not continue to conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended the Fund’s closure and liquidation to the Board.

Effective at the close of business September 23, 2024, the Fund will not accept any purchases and will no longer pursue its stated investment objectives. The Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Fund are otherwise not available for purchase.

Prior to October 25, 2024, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO OCTOBER 25, 2024 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-877-271-8811.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

For additional information regarding the liquidation, shareholders of each Fund may call 1-877-271-8811.

This Supplement, the Funds’ Prospectus, and Statement of Additional Information, dated October 28, 2023, as supplemented from time to time provide information that you should know before investing in the Funds and should be retained for future reference. The Prospectus and Statement of Additional Information as supplemented from time to time have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-877-271-8811.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE